OLD MUTUAL FUNDS I

Old Mutual Analytic Fund
Old Mutual Analytic Global Fund
Old Mutual China Fund
Old Mutual Clay Finlay Emerging Markets Fund
Old Mutual Copper Rock Emerging Growth Fund
Old Mutual International Equity Fund

Supplement dated July 21, 2009

to the Prospectus dated November 19, 2008, as supplemented

This Supplement updates certain information contained in the currently effective Prospectus of the above named funds, series funds of Old Mutual Funds I.  You should retain your Prospectus and all current supplements for future reference. You may obtain an additional copy of the Prospectus, free of charge, by calling 888.772.2888 or via the Internet at oldmutualfunds.com.

Old Mutual Clay Finlay Emerging Markets Fund

At a meeting of the shareholders of the Old Mutual Clay Finlay Emerging Markets Fund (the “Fund”) held on July 20, 2009, the shareholders of record as the close of business on May 21, 2009, approved a Plan of Liquidation.  The Fund anticipates that it will complete the liquidation on or around the close of business on July 30, 2009.  Upon the liquidation, shareholders will receive an amount equal to the value of their shares as of the close of business on the date of liquidation.

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Funds distributed by Old Mutual Investment Partners, member FINRA
R-09-531 07/2009